SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                        ___________________


                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 18,
                                                   1997


                           WORLDCORP, INC.
         (Exact name of registrant as specified in charter)


     Delaware            1-5351        94-3040585
  (State or other     (Commission      (IRS Employer
  jurisdiction of     File Number)     Identification No.)
  incorporation)


  13873 Park Center Road, Suite 490, Herndon, Virginia   20171
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (703)
834-9200

Item 2.  Acquisition or Disposition of Assets.

    On September 18, 1997, WorldCorp, Inc., a Delaware corporation ("WorldCorp"), consummated the sale of 3,227,000 shares (the "Shares") of common stock of World Airways, Inc. ("World Airways") to World Airways. The Shares were purchased by World Airways for total consideration of $24.7 million or $7.65 per Share. $15 million of the net proceeds from the sale of the Shares were used to retire a senior secured bank note, and the balance of proceeds were added to WorldCorp's working capital. Subsequent to this sale, WorldCorp owns 3,702,000 Shares of the common stock of World Airways, or 46% of World Airways.

     A copy of the press release announcing the completion of the sale of the Shares is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired

          Not Applicable

     (b) Pro Forma Financial Information

   On August 26, 1997, World Airways completed a private offering, issuing $50.0 million of 8% convertible senior subordinated debentures (the "Debentures") due in 2004 (the "Offering"). The Debentures are unsecured obligations, convertible into shares of World Airways common stock, at a conversion price of $8.90 per share, and subordinated to all present and future senior indebtedness of World Airways. Net proceeds from the Offering approximated $48.5 million and would be used by World Airways to: 1) repurchase approximately 4.0 million shares of its common stock, 2) repay approximately $4.0 million of certain indebtedness, and 3) increase its working capital for general corporate purposes. The Company's portion of Offering expenses approximated $1.0 million.

   On September 18, 1997, World Airways repurchased 3,227,000 shares of its common stock from the Company, its largest shareholder, for approximately $24.7 million (the "Repurchase"). Under the terms of the Offering, World Airways must repurchase at least 4.0 million shares of its common stock within 150 days after the sale of the Debentures. As a result, an additional 773,000 shares of common stock must be repurchased by January 1998 and may be repurchased from the Company or other shareholders. No assurances, however, can be given with respect to the eventual outcome of future share repurchases. Upon receipt of its proceeds from the sale of common stock to World Airways, the Company used approximately $15.0 million to repay an outstanding obligation to a financial institution.

   The following unaudited pro forma condensed financial information gives effect to the Repurchase and the necessary adjustments for WorldCorp using the equity method. Prior to the Repurchase, WorldCorp owned approximately 62% of World Airways and accounted for World Airways as a consolidated subsidiary. As a result of the Repurchase, WorldCorp currently owns approximately 46% of World Airways and will record its proportionate share of World Airways' financial results subsequent to September 18, 1997, using the equity method.

   The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Offering, the $4.0 million repayment of indebtedness by World Airways, the Repurchase and the $15.0 million repayment of indebtedness by the Company, were consummated as of June 30, 1997. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997, give effect to the Offering, the $4.0 million repayment of indebtedness by World Airways, the Repurchase and the $15.0 million repayment of indebtedness by the Company, as if each were completed as of January 1, 1996. As a result, WorldCorp's pro forma statement of operations includes World Airways' results for each period under the equity method of accounting. Such statements of operations do not include the pre-tax estimated gain on sale of stock by WorldCorp of approximately $9.3 million which will be recorded by the Company as a result of the Repurchase in the third quarter. However, such statements do reflect adjustments for the elimination of historical transactions between WorldCorp and World Airways and related income tax effects. This method of combining historical financial statements for the preparation of the pro forma condensed consolidated financial information is for presentation only.

                     WORLDCORP, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            June 30, 1997
                         (Dollars in thousands)

                              Pro
                             Forma
                             Equity
                             Method              Pro
                             Adjust-             forma    Pro
                  Historical  ments              Adjust-  Forma
                  WorldCorp  (Note a)  Subtotal  ments  WorldCorp
Current assets:
Cash and cash
 equivalents      $ 8,390  $ (8,270)  $  120 $ 23,687b  $ 8,807
                                             (15,000)c
Other current
 assets            27,196  $(25,188)   2,008     -      $ 2,008
  Total current
   assets          35,586   (33,458)   2,128   8,687     10,815



Equipment and
 property, net     73,473   (73,147)     326     -          326
Long-term
 operating
 deposits          15,965       -     15,965     -       15,965
Investment in
 affiliate -
 InteliData        35,399       -     35,399     -       35,399
Investment in
 affiliate -
 World Airways        -      11,923   11,923 (14,377)b   (2,454)
Other assets        7,865   (21,064) (13,199)    -      (13,199)
  Total assets $  168,288 $(115,746) $52,542 $(5,690)  $ 46,852



Current liabilities:
Notes payable and
 current maturities
 of long-term
 obligations     $ 26,739 $ (11,694)  15,045 (15,000)c       45
Accounts payable   21,733   (21,413)     320     -          320
Accrued main-
 tenance in excess
 of reserves paid  16,095   (16,095)      -      -           -
Other current
 liabilities       17,604   (16,108)   1,496     -        1,496
 Total current
  liabilities      82,171   (65,310)  16,861  (15,000)    1,861



Long-term obli-
 gations, net     103,789   (29,070)  74,719     -       74,719
Other liabilities  14,394   (14,393)       1     -            1
  Total
   liabilities    200,354  (108,773)  91,581  (15,000)   76,581



Minority interest   7,434    (7,434)      -      -          -



Common stock-
 holders' deficit:


Common stock       16,630       -     16,630     -       16,630
Additional paid
 in capital        43,861       -     43,861     -       43,861
Deferred compen-
 sation              (549)      -       (549)    -         (549)
Accumulated
 deficit          (90,870)      -    (90,870)   9,310d  (81,560)
ESSOP guaranteed
 bank loan           (461)     461        -      -          -
Treasury stock,
 at cost           (8,111)      -     (8,111)    -       (8,111)
Total stock-
 holders' deficit (39,500)     461   (39,039)   9,310   (29,729)



  Total
   liabilities
   and common
   stockholders'
   deficit       $168,288  $(115,746) $ 52,542 $ (5,690) $ 46,852

                    WORLDCORP, INC. AND SUBSIDIARIES
                     UNAUDITED PRO FORMA CONDENSED
                  CONSOLIDATED STATEMENT OF OPERATIONS
                    Six Months Ended June 30, 1997
            (Dollars in thousands, except per share amounts)

                              Pro
                             Forma
                             Equity
                             Method              Pro
                             Adjust-             forma    Pro
                  Historical  ments              Adjust-  Forma
                  WorldCorp  (Note a)  Subtotal  ments  WorldCorp

Operating revenues:
World Airways     $ 160,676 $(160,676)  $  -     $  -   $  -
US Order               -         -         -        -      -
Total operating
 revenues           160,676  (160,676)     -        -      -



Operating expenses

World Airways:

Flight               33,114   (33,114)     -         -     -
Maintenance          34,595   (34,595)     -         -     -
Aircraft costs       49,379   (49,379)     -         -     -
Fuel                  5,703    (5,703)     -         -     -
Flight operations
 subcontracted to
 others               2,249    (2,249)     -         -     -
Promotions, sales
 and commissions      4,663    (4,663)     -         -     -
Depreciation and
 amortization         4,331    (4,331)     -         -     -
General and
 administrative      13,808   (13,808)     -         -     -
Total operating
 expenses - World
 Airways            147,842  (147,842)     -         -     -



US Order:


  Total operating
   expenses -
   US Order             -                  -         -     -



WorldCorp:


General and
 administrative       1,324        -     1,324       -   1,324



Total operating
 expenses           149,166  (147,842)   1,324       -   1,324



Operating income
 (loss)              11,510   (12,834)  (1,324)      -  (1,324)



Other income
 (expense)


 Interest expense   (5,625)     2,046   (3,579)    860c (2,719)
 Interest income       429       (338)      91      -       91
 Equity in loss of
  InteliData          (770)        -      (770)     -     (770)
 Equity in income
  of World Airways      -       6,569    6,569  (2,469)  4,100
                                                  b,e
 Loss on purchases
  of equity by
  subsidiaries        (396)        -      (396)     -     (396)
  Other, net          (204)       110      (94)     -      (94)
   Total other
    income
    (expense)       (6,566)     8,387    1,821   (1,609)   212



Earning (loss)
 from continuing
 opertations before
 income taxes and
 minority interest   4,944     (4,447)     497   (1,609) (1,112)




Income tax expense    (350)       350       -       -        -
Minority interest   (4,097)     4,097       -       -        -



Earnings (loss)
 from continuing
 operations           $497      $-       $ 497  $(1,609) $(1,112)

Primary earnings
 (loss) from
 continuing
 operations per

 common equivalent
 share                $0.03              $0.03  $(0.10)b $(0.07)



Primary weighted
 average common and
 common equivalent

 shares outstanding  15,012,368 15,012,368 15,012,368 15,012,368



Fully diluted
 earnings (loss)
 from continuing
 operations per

 common equivalent
 share               $*          $*          $*        $*



Fully diluted
 weighted average
 common and common
 equivalent

 shares outstanding   *           *           *         *

*  Amounts are not presented as they are anti-dilutive.

                 WORLDCORP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED
               CONSOLIDATED STATEMENT OF OPERATIONS
               Twelve Months Ended December 31, 1996
         (Dollars in thousands, except per share amounts)

                              Pro
                             Forma
                             Equity
                             Method              Pro
                             Adjust-             forma    Pro
                  Historical  ments              Adjust-  Forma
                  WorldCorp  (Note a)  Subtotal  ments  WorldCorp


Operating revenues:


World Airways    $ 309,587 $(309,587) $   -     $  -    $   -
US Order             4,085       -      4,085      -      4,085
Total operating
 revenues          313,672  (309,587)   4,085      -      4,085



Operating expenses

World Airways:

Flight              71,121   (71,121)      -       -        -
Maintenance         60,462   (60,462)      -       -        -
Aircraft costs      85,227   (85,227)      -       -        -
Fuel                19,255   (19,255)      -       -        -
Flight operations
 subcontracted to
 others             12,932   (12,932)      -       -        -
Promotions, sales
 and commissions     6,236    (6,236)      -       -        -
Depreciation and
 amortization        8,032    (8,032)      -       -        -
General and
 administrative     24,677   (24,677)      -       -        -
Total operating
 expenses - World
 Airways           287,942  (287,942)      -       -        -



US Order:

 Total operating
  expenses - US
  Order             19,190      -       19,190     -    19,190



WorldCorp:

 General and
  administrative     3,803      -        3,803     -     3,803



 Total operating
  expenses         310,935  (287,942)   22,993     -    22,993



Operating income
 (loss)              2,737   (21,645)  (18,908)    -   (18,908)



 Other income
  (expense)

 Interest expense  (11,680)    3,529   (8,151)    298c  (7,853)
 Interest income     3,389    (1,230)   2,159      -     2,159
 Equity in loss
  of InteliData    (23,273)      -    (23,273)     -   (23,273)
 Equity in income
  of World Airways     -      10,977   10,977 (4,073)b,e 6,904
 Gain (loss) on
  issuances
  (purchases) of
  equity by
  subsidiaries,
  net              38,886        -     38,886      -    38,886
  Other, net      (1,550)       314    (1,236)     -    (1,236)
   Total other
    income         5,772     13,590    19,362   (3,775) 15,587



Earning (loss)
 from continuing
 opertations before
 income taxes
 and minority
 interest          8,509     (8,055)      454   (3,775)  (3,321)



Income tax expense  (504)       679       175       -       175
Minority interest   (568)     7,376     6,808       -     6,808



Earnings from
 continuing
 operations      $ 7,437      $-       $7,437   $ (3,775) $ 3,662



Primary earnings
 from continuing
 operations per
 common equivalent
 share           $ 0.45                $0.45    $(0.23)b  $0.22



Primary weighted
 average common
 and common
 equivalent
 shares
 outstanding    16,676,889       16,676,889 16,676,889 16,676,889

Fully diluted
 earnings (loss)
 from continuing
 operations per

 common equivalent
 share           $*                $*         $*         $*

Fully diluted
 weighted average
 common and common
 equivalent

 shares
 outstanding      *                 *          *          *


*  Amounts are not presented as they are anti-dilutive.

_____________________________
Footnotes:

(a) The pro forma equity method adjustments were made to the unaudited pro forma condensed consolidated financial information to record WorldCorp's proportionate share of World Airways' net assets and financial results under the equity method, as a result of WorldCorp's ownership percentage in World Airways decreasing from approximately 62% to approximately 46% due to the Repurchase. Prior to the Repurchase, the Company accounted for World Airways as a consolidated subsidiary.

(b) The pro forma adjustments were made to the unaudited pro forma condensed consolidated financial information to give effect to the cash received and the reduction in the Company's investment in World Airways as a result of the Repurchase and the Company's share of the Offering's expenses which approximated $1.0 million.

(c) The pro forma adjustments were made to the unaudited pro forma condensed consolidated financial information to give effect to the Company's use of a portion of the proceeds received from the Repurchase to repay an outstanding obligation to a financial institution for approximately $15.0 million and the resulting reduction in interest expense.

(d)  Reflects the estimated gain on the sale of the World Airways
Shares by WorldCorp.

(e) Reflects the pro forma adjustments to World Airways operating results as a result of the Offering (primarily additional interest expense) and the adjustment to WorldCorp's percentage interest in World Airways' earnings as a result of the Repurchase.

     (c)  Exhibits

     99.1 Press Release dated September 18, 1997, announcing the completion of the sale of the Shares.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WORLDCORP, INC.


Date:  October 3, 1997        By:  /s/ Andrew M. Paalborg
                                   Andrew M. Paalborg
                                   Vice President and
                                   General Counsel

                          INDEX TO EXHIBITS



99.1 Press Release dated September 18, 1997, announcing the completion of the sale of the Shares.